FINANCIAL STATEMENTS
UNAUDITED
Special Value Opportunities Fund, LLC
March 31, 2005

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                        Financial Statements (unaudited)

                    For the Three Months Ended March 31, 2005

                                    CONTENTS

Unaudited Financial Statements

Statement of Assets and Liabilities ........................................1
Statement of Investments in Securities of Unaffiliated Issuers .............2
Statement of Investments in Securities of Affiliates .......................4
Statement of Operations.....................................................5
Statements of Changes in Net Assets.........................................6
Statement of Cash Flows.....................................................7
Notes to Financial Statements...............................................8

Supplemental Information

Portfolio Asset Allocation ................................................23

Special Value Opportunities Fund, LLC (the "Company") files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the fund's proxy voting guidelines may be obtained on the SEC's website at www.sec.gov, or by calling the Company's adviser, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
                 Statement of Assets and Liabilities (unaudited)
                                 March 31, 2005

                                                                                       COST           FAIR VALUE
                                                                                   -------------    -------------
ASSETS
Investments in securities of unaffiliated issuers
   Debt securities                                                                 $ 255,672,422    $ 256,108,372
                                                                                   -------------    -------------
Total investments in securities of unaffiliated issuers                              255,672,422      256,108,372

Investments in affiliates
   Debt securities                                                                    22,804,841       23,617,964
   Equity securities                                                                  29,617,982       44,409,982
                                                                                   -------------    -------------
Total investments in affiliates                                                       52,422,823       68,027,946

                                                                                   -------------    -------------
Total investments                                                                    308,095,245      324,136,318

Cash and cash equivalents                                                                             119,094,757
Subscriptions receivable for common shares                                                             71,100,000
Accrued interest income on securities of unaffiliated issuers                                           2,142,350
Accrued interest income on securities of affiliated issuers                                               182,550
Prepaid expenses and other assets                                                                         252,755
Deferred debt issuance costs                                                                            6,916,364
                                                                                                    -------------
Total assets                                                                                          523,825,094
                                                                                                    -------------

LIABILITIES
Credit facility payable                                                                                80,000,000
Payable for investment securities purchased                                                            60,647,397
Management and advisory fees payable                                                                    1,481,250
Accrued expenses and other liabilities                                                                    668,786
                                                                                                    -------------
Total liabilities                                                                                     142,797,433
                                                                                                    -------------

PREFERRED STOCK
Auction rate money market preferred stock; $25,000/share liquidation preference;
   9,520 shares authorized, 2,900 shares issued and outstanding                                        72,500,000
Accumulated dividends on auction rate money market preferred stock                                         96,583
Series S; $1,000/share liquidation preference; 1 share authorized, issued and
   outstanding                                                                                              1,000
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
   outstanding                                                                                            200,000
Accumulated dividends on Series Z preferred stock                                                           5,822
                                                                                                    -------------
Total preferred stock                                                                                  72,803,405
                                                                                                    -------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                        $ 308,224,256
                                                                                                    =============

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Common stock, $0.001 par value, unlimited shares authorized, 13,063.202 shares
   issued and outstanding, 3,861.585 shares subscribed and pending issuance                         $          17
Paid-in capital in excess of par                                                                      294,421,657
Distributions in excess of net investment income                                                       (2,764,006)
Accumulated net realized gain on investments                                                              627,920
Accumulated net unrealized gain on investments                                                         16,041,073
Accumulated dividends and reserve for potential dividends to preferred                                   (102,405)
                                                                                                    -------------
Net assets applicable to common shareholders                                                        $ 308,224,256
                                                                                                    =============

Common stock, NAV per share                                                                         $   18,211.41

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)
                                 March 31, 2005
         Showing Percentage of Total Cash and Investments of the Company

                                                                                                                       PERCENT OF
                                                                                   PRINCIPAL           FAIR             CASH AND
SECURITY                                                                            AMOUNT             VALUE           INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (57.78%)
BANK DEBT (44.00%) (1)
MACHINERY (NONAGRICULTURE, NONCONSTRUCTION, NONELECTRONIC) (14.45%)
Ahern Rentals, Inc. Senior Secured Notes, 12% Cash + 2.5% PIK, due 10/29/09
   (Acquired 10/29/04, Amortized Cost $63,668,146)                               $ 63,964,693      $ 64,044,649         14.45%

PERSONAL TRANSPORTATION (11.71%)
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 10/12/16
   (Acquired 10/12/04, Amortized Cost $30,857,037)                               $ 31,147,735        31,342,408          7.07%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 11/19/17
   (Acquired 11/19/04, Amortized Cost $17,526,937)                               $ 17,737,868        17,848,730          4.03%
   (Acquired 2/28/05, Amortized Cost $2,655,718)                                 $  2,687,678         2,704,476          0.61%
                                                                                                   ------------
TOTAL PERSONAL TRANSPORTATION                                                                        51,895,614

TELECOMMUNICATIONS (6.47%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 2% PIK, due 9/14/09
   (Acquired 9/20/04, Amortized Cost $29,147,886)                                $ 29,550,657        28,664,137          6.47%

UTILITIES (11.37%)
La Paloma Generating Co.
   Cert. Residual (Acquired 2/2/05, Cost $0) (2)                                 $    541,095           560,034          0.13%
   Priority W/Cap (Acquired 2/2/05, Cost $1,874,245)                             $  1,874,245         1,892,987          0.43%
   Tranche A Hedge Roll Up (Acquired 2/2/05, Cost $10,806,557) (2)               $  8,619,704        10,903,926          2.46%
   Tranche A Residual
      (Acquired 2/2/05, Cost $6,925,178) (2)                                     $  7,501,124         7,051,056          1.59%
      (Acquired 3/18/05, Cost $4,651,972) (2)                                    $  5,138,705         4,830,383          1.09%
   Tranche B Hedge Residual (Acquired 2/2/05, Cost $7,031,575) (2)               $  7,044,078         7,290,621          1.64%
   Tranche B Hedge Roll Up (Acquired 2/2/05, Cost $441,168) (2)                  $    351,892           445,143          0.10%
   Tranche B Residual
      (Acquired 2/2/05, Cost $9,227,538) (2)                                     $  9,217,963         9,540,591          2.15%
      (Acquired 3/18/05, Cost $1,123,508) (2)                                    $  1,122,930         1,162,233          0.26%
   Tranche B Roll Up
      (Acquired 2/2/05, Cost $441,168) (2)                                       $    351,892           445,143          0.10%
      (Acquired 3/18/05, Cost $3,814,260) (2)                                    $  3,048,788         3,856,717          0.87%
   Tranche C Roll Up (Acquired 2/2/05, Cost $2,409,594) (2)                      $  1,921,980         2,431,305          0.55%
                                                                                                   ------------
TOTAL UTILITIES                                                                                      50,410,139

CORPORATE FIXED INCOME SECURITIES (13.78%)
AUTOMOBILES (5.12%)
EaglePicher Holdings Senior Notes, 9.75%, due 9/1/13                             $ 35,059,000        22,700,703          5.12%

DIVERSIFIED/CONGLOMERATE MANUFACTURING (3.20%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                                $ 14,644,000        14,204,680          3.20%

LEISURE, AMUSEMENT, MOTION PICTURES AND ENTERTAINMENT (5.46%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07       $ 28,457,000        24,188,450          5.46%
                                                                                                   ------------
TOTAL DEBT SECURITIES OF UNAFFILIATED ISSUERS (COST $255,672,422)                                  $256,108,372
                                                                                                   ------------

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)
                                   (Continued)
                                 March 31, 2005
         Showing Percentage of Total Cash and Investments of the Company

                                                                                                             PERCENT OF
                                                                       PRINCIPAL            FAIR              CASH AND
SECURITY                                                                 AMOUNT             VALUE            INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS (26.87%)
Abbey National Commercial Paper, 2.77%, due 4/6/05                    $ 22,000,000      $ 21,989,483           4.96%
American Express Commercial Paper, 2.74%, due 4/18/05                 $ 22,000,000        21,957,175           4.96%
GECC Commercial Paper, 2.60%, due 4/6/05                              $ 22,000,000        21,990,467           4.96%
United States Government Treasury Bill, 2.58%, due 4/28/05            $ 10,000,000         9,979,933           2.25%
United States Government Treasury Bill, 2.545%, due 5/05/05           $ 19,443,000        19,367,402           4.37%
Wells Fargo Bank Overnight REPO                                       $ 13,872,183        13,872,183           3.13%
Cash Held on Account at Various Institutions                          $  9,938,114         9,938,114           2.24%
                                                                                        ------------
TOTAL CASH AND CASH EQUIVALENTS(3)                                                       119,094,757
                                                                                        ------------

TOTAL CASH AND INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS                        $375,203,129          84.65%
                                                                                        ============

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)  Non-income producing security.

(3) Amount does not include $71.1 million of subscriptions receivable that was received on or about April 29, 2005.

Aggregate purchases and aggregate sales of investment securities of unaffiliated issuers, other than Government securities, totaled $90,935,337 and $25,296,330 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of unaffiliated issuers as of March 31, 2005 was $195,014,539, or 44.00% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
              Statement of Investments in Affiliates(1) (unaudited)
                                 March 31, 2005
         Showing Percentage of Total Cash and Investments of the Company

                                                                                 PRINCIPAL                         PERCENT OF
                                                                                  AMOUNT            FAIR            CASH AND
SECURITY                                                                         OR SHARES          VALUE          INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (5.33%)
BANK DEBT (4.39%) (2)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (4.39%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
   (Acquired 9/13/04, Amortized Cost $18,403,571) - (Sweden)                   $18,835,419      $19,471,114           4.39%

CORPORATE FIXED INCOME SECURITIES (0.94%)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.94%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11
   (Received 10/20/04, Cost $4,401,270) (3), (4)                               $ 3,940,000        4,146,850           0.94%
                                                                                                -----------
TOTAL DEBT SECURITIES OF AFFILIATES (COST $22,804,841)                                           23,617,964
                                                                                                -----------

COMMON STOCK (10.02%)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (10.02%)
Put/Call Agreement for 816,615 Intentia International AB Series A Common,
   expires 7/9/05 (Acquired 2/12/05) - (Sweden) (3), (4), (5), (6)                       1               --           0.00%
Intentia International AB Series A Common
   (Acquired 2/12/05, Cost $3,723,408) - (Sweden) (3), (4), (5), (6)             1,635,573        3,768,388           0.85%
   (Acquired 9/13/04, Cost $436,499) - (Sweden) (3), (4), (5), (6)
Intentia International AB Series B Common
   (Acquired 9/13/04, Cost $15,876,598) - (Sweden) (3), (4), (5), (6)           13,090,237       30,160,131           6.80%
International Wire Group, Inc. Common Stock
   (Received 10/20/04, Cost $9,581,477) (3), (4), (6)                              637,171       10,481,463           2.37%
                                                                                                -----------
TOTAL COMMON STOCK OF AFFILIATES (COST $29,617,982)                                              44,409,982
                                                                                                -----------

TOTAL INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS (COST $52,422,823)                        $68,027,946          15.35%
                                                                                                ===========

Notes to Statement of Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of more than 5% of the issuer's voting securities.

(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(3) Investment is not a controlling position.

(4) Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

(5) Denominated in Swedish Kroner, and converted to US Dollars.

(6) Non-income producing security.

Aggregate purchases and aggregate sales of investment securities of affiliated issuers, other than Government securities, totaled $3,723,408 and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of affiliated issuers as of March 31, 2005 was $68,027,946, or 15.35% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
                       Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 2005

INVESTMENT INCOME:
   Interest income from investments in securities of unaffiliated issuers        $  6,446,149
   Interest income from investments in affiliates                                     643,256
   Income from original issue discount                                                 49,616
                                                                                 ------------
Total interest and related investment income                                        7,139,021
                                                                                 ------------
OPERATING EXPENSES:
   Management and advisory fees                                                     4,443,750
   Credit enhancement fees                                                            400,722
   Amortization of deferred debt issuance costs                                       234,012
   Commitment fees                                                                    227,528
   Legal fees, professional fees and due diligence expenses                           187,357
   Interest expense                                                                   130,808
   Insurance expense                                                                  112,008
   Director fees                                                                       53,750
   Other operating expenses                                                           183,166
                                                                                 ------------
Total expenses                                                                      5,973,101
                                                                                 ------------

NET INVESTMENT INCOME                                                               1,165,920

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments:
      Proceeds from sales, maturities and paydowns                                 25,296,330
      Cost of investments sold, paid down, or matured                              24,668,410
                                                                                 ------------
   Net realized gain on investments                                                   627,920

   Change in net unrealized gain:
      Net unrealized gain, beginning of period                                     17,235,561
      Net unrealized gain, end of period                                           16,041,073
                                                                                 ------------
   Net change in unrealized gain on investments                                    (1,194,488)
                                                                                 ------------
Net realized and unrealized gain (loss) on investments                               (566,568)
                                                                                 ------------

Distributions to preferred shareholders                                              (429,926)
Net change in reserve for potential distributions to preferred shareholders         1,647,257
                                                                                 ------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
  RESULTING FROM OPERATIONS                                                      $  1,816,683
                                                                                 ============

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
                       Statements of Changes in Net Assets

                                                                                       THREE
                                                                                    MONTHS ENDED
                                                                                   MARCH 31, 2005
                                                                                     (UNAUDITED)           2004(1)
                                                                                   ---------------      -------------
Total common shareholder committed capital                                          $ 711,000,000       $ 711,000,000
                                                                                    =============       =============

Net assets applicable to common shareholders, beginning of period                   $ 235,307,573       $          --

   Common shareholder contributions, gross                                             71,100,000         248,850,000
   Equity placement and offering costs charged to paid-in capital                              --         (18,609,176)
                                                                                    -------------       -------------
   Common shareholder contributions, net                                               71,100,000         230,240,824

   Net investment income (loss)                                                         1,165,920          (6,788,961)
   Net realized gain on investments                                                       627,920             301,860
   Net change in unrealized gain on investments                                        (1,194,488)         17,235,561
   Distributions to preferred shareholders from:
      Net investment income                                                              (429,926)                 --
      Returns of capital                                                                       --            (432,049)
                                                                                    -------------       -------------
   Total distributions to preferred shareholders                                         (429,926)           (432,049)

   Net change in reserve for potential distributions to preferred shareholders          1,647,257          (1,749,662)
                                                                                    -------------       -------------
   Net increase in net assets applicable to common shareholders resulting
      from operations                                                                   1,816,683           8,566,749

   Distributions to common shareholders from net investment income                             --          (3,500,000)
                                                                                    -------------       -------------
Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $2,764,006 and
   $3,500,000, respectively)                                                        $ 308,224,256       $ 235,307,573
                                                                                    =============       =============

See accompanying notes.

--------------------------------------------------------
(1)The Fund commenced operations on July 13, 2004

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
                       Statement of Cash Flows (unaudited)
                    For the Three Months Ended March 31, 2005

OPERATING ACTIVITIES:
Net increase in net assets applicable to common shareholders resulting from operations      $   1,816,683
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
      Net realized gain on investments                                                           (627,920)
      Accretion of purchased discount
      Net change in unrealized gain on investments                                              1,194,488
      Dividends paid to auction rate money market preferred shareholders                          429,926
      Change in reserve for potential dividends to preferred shareholders                      (1,647,257)
      Income from original issue discount                                                         (49,616)
      Income from paid in-kind capitalization                                                    (545,139)
      Amortization of deferred debt issuance costs                                                234,012
      Changes in assets and liabilities:
        Purchases of investment securities                                                    (92,427,918)
        Proceeds from sales, maturities and paydowns of investment securities                  25,296,330
        Decrease in prepaid expenses and other assets                                             147,387
        Increase in accrued interest income on securities of unaffiliated issuers                (538,466)
        Increase in accrued interest income on securities of affiliated issuers                   (98,795)
        Increase in payable for investment securities purchased                                45,661,147
        Decrease in directors fees payable                                                        (53,750)
        Decrease in accrued expenses and other liabilities                                       (130,466)
                                                                                            -------------
Net cash used in operating activities                                                         (21,339,354)
                                                                                            -------------

FINANCING ACTIVITIES:
Proceeds from draws on credit facility                                                         80,000,000
Payments to credit facility                                                                   (91,000,000)
Dividends paid to common shareholders                                                          (3,500,000)
Dividends paid to auction rate money market preferred shareholders                               (429,926)
                                                                                            -------------
Net cash used in financing activities                                                         (14,929,926)
                                                                                            -------------

Net decrease in cash and cash equivalents                                                     (36,269,280)
Cash and cash equivalents at beginning of period                                              155,364,037
                                                                                            -------------
Cash and cash equivalents at end of period                                                  $ 119,094,757
                                                                                            =============

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
                    Notes to Financial Statements (unaudited)
                                 March 31, 2005

1. ORGANIZATION AND NATURE OF OPERATIONS

Special Value Opportunities Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced on July 13, 2004. The Company received initial funding on July 13, 2004 and was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. In addition, Babson Capital Management LLC will serve as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC ("Tennenbaum & Co.") and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. Holders of common shares and preferred shares vote together as a single class.

COMPANY STRUCTURE

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of Auction Rate Money Market Preferred Shares ("APS"), $473 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the

Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At March 31, 2005, there was $80 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility will be provided by a AAA/Aaa rated monoline insurer (the "Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company's equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

INVESTOR CAPITAL

Investors have committed to purchase $711 million of the Company's common shares over a two year period on dates specified by the Company. On July 13, 2004, each investor contributed 20% of its capital commitment to purchase common shares. The Company called an additional 15% of the common share commitment which was received by the Company during the week of November 15, 2004. On March 18, 2005, the Company called an additional 10% of the common share commitment which was received by the Company on or about April 29, 2005. The Company expects to call and receive the remaining 55% of the common share commitments by July 12, 2006. The ratio of capital contributed and subscribed to committed capital as of March 31, 2005 was 0.45:1.

AUCTION RATE MONEY MARKET PREFERRED CAPITAL

At December 31, 2004, the Company had 2,900 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company's option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the

Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of March 31, 2005, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two year period based on an agreed upon drawdown schedule and subject to certain criteria.

The issuances of the APS will total $238 million of the Company's total capitalization. On July 13, 2004, $37.5 million of the total expected APS issuance was received upon issuance of 1,500 shares. On October 20, 2004, the Company received $35.0 million upon issuance of an additional 1,400 shares of APS.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of March 31, 2005, and the results of its operations, changes in net assets and cash flows for the three months ended March 31, 2005. The results of operations for the three months ended March 31, 2005, are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

INVESTMENT VALUATION

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service, by using the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker dealers. At March 31, 2005, all but 3.23% of the investments of the Company were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange or priced by an approved source ("Unquoted Investments") are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal;

c) for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal; and

d) However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

INVESTMENT TRANSACTIONS

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

CASH AND CASH EQUIVALENTS

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian takes possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

INVESTMENTS IN FOREIGN SECURITIES

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At March 31, 2005 investments denominated in foreign currencies totaled approximately 7.65% of the Company's total cash and investments. All such open positions are converted at the closing rate in effect on March 31, 2005 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $696,607 were included in unrealized gains on investments at March 31, 2005.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

DEBT ISSUANCE COSTS

Costs of $7.6 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

EQUITY PLACEMENT AND OFFERING COSTS

Placement costs for the Company's common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital.

ORGANIZATION COSTS

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations.

PURCHASE DISCOUNTS

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and records a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes that because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

DIVIDENDS TO COMMON SHAREHOLDERS

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually. On December 31, 2004 the Board of Directors declared a dividend to common shareholders in the amount of $3.5 million which was paid on January 31, 2005.

INCOME TAXES

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on nets assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss), and paid-in capital. These differences are primarily due to a tax-basis net operating loss and non-deductible expenses.

Cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Company at March 31, 2005 were as follows:

      Unrealized appreciation                               $  21,135,829
      Unrealized depreciation                                  (5,094,756)
                                                            -------------
      Net unrealized appreciation (depreciation)               16,041,073
                                                            -------------

      Cost                                                  $ 308,095,245

USE OF ESTIMATES

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3.  ALLOCATIONS AND DISTRIBUTIONS

At March 31, 2005, SVOF/MM, LLC (the "Special Member") held the Series S preferred stock (see Note 7 below) and was entitled to distributions declared thereon in the amounts and at the times described below. As set forth in the Investment Management Agreement, distributions made to common and Series S preferred shareholders with respect to any accounting period were determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted average return on undistributed capital attributable to the common shares.

b) Then, 100% to the Special Member as the holder of the Series S preferred stock until the amount distributed to the Special Member equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Special Member as the holder of the Series S preferred stock.

The timing of distributions is determined by the Board of Directors. If the Company had liquidated all assets at March 31, 2005, the Series S preferred shareholder would have received no distribution in excess of its liquidation preference.

On May 9, 2005, the Series S preferred share was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as discussed above became payable to TCP as a performance fee. (See Note 7 below.) Such change has no impact on any shareholder other than the Series S preferred shareholder.

APS dividend rates are determined by auction at periodic intervals and ranged from 2.80% to 3.00% per annum as of March 31, 2005.

The Series Z share dividend rate is fixed at 4% per annum.

4. MANAGEMENT FEES AND OTHER EXPENSES

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of APS and $473 million of debt.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. SENIOR SECURED REVOLVING CREDIT FACILITY

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at March 31, 2005 totaled $80 million. Borrowings under the Senior Facility at March 31, 2005 consisted of a $15 million revolving loan due on April 29, 2005 and $65 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than April 20, 2005. As of March 31, 2005, the interest payable on amounts outstanding under the Senior Facility was $33,127. During the period ended March 31, 2005, the daily weighted average debt outstanding was $17,944,444. The weighted average interest rate on debt outstanding during the period was 2.96%. Interest payments made under the Senior Facility totaled $116,945 for the period from January 1, 2005 to March 31, 2005.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of; (x) the "Prime Rate" plus 0.43% per annum, and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

PERIOD                                                              MINIMUM BORROWING AMOUNT
-------------------------------------------------------------       -------------------------------
From Closing Date to End of Month 10 following the Closing
Date                                                                0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month 15 following the
Closing Date                                                        15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20 following the
Closing Date                                                        30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24 following the
Closing Date                                                        40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity                              75% of Total Maximum Commitment

6. COMMITMENTS, CONCENTRATION OF CREDIT RISK AND OFF-BALANCE SHEET RISK

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major security exchanges. Banking activities are conducted with a firm headquartered in the New York area.

6. COMMITMENTS, CONCENTRATION OF CREDIT RISK AND OFF-BALANCE SHEET RISK (CONTINUED)

In the normal course of business, the Company's securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers and the Company's custodian. These activities may expose the Company to risk in the event brokers and dealers are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. PREFERRED CAPITAL

In addition to the APS capital described in Note 1, the Company had one Series S preferred share and 400 Series Z preferred shares issued and outstanding as of March 31, 2005.

SERIES S PREFERRED SHARE

The Company issued one share of its Series S preferred shares to the Special Member, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Special Member is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired. Prior to retirement, the Series S preferred share was entitled to receive dividends pursuant to Note 3, above. The Series S preferred share ranked on par with the APS and Series Z preferred shares and voted with them as a single class. The Series S preferred share was redeemable at liquidation preference at any time if the investment advisory agreement with TCP was terminated for any reason.

On May 9, 2005, the Series S preferred share was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as discussed in Note 3 became payable to TCP as a performance fee. Upon retirement, the Series S preferred share assumed the status of an authorized but unissued share. Such change has no impact on any shareholder other than the Series S preferred shareholder. The Company may, if it receives approval from the staff of the SEC for such an arrangement, again issue a share of its Series S preferred shares to the Special Member, and pay such dividends on such Series S preferred share as were payable to the Special Member prior to the retirement of the Series S preferred share. If the Company implements this structure, the amount of distributions paid by the Company pursuant to Note 3 will not change.

SERIES Z PREFERRED SHARES

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and votes with the APS and Series S preferred share as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. SHAREHOLDERS' CAPITAL

Issuances and subscriptions of common stock to the Company's investors for the periods ending March 31, 2005 and December 31, 2004 were as follows:

   --------------------------------------------------------------------------------------------------------------------
                                                                                                        Period from
                                                                                    Period from        July 13, 2004
                                                                                  January 1, 2005    (commencement of
                                                                                         to           operations) to
                                                                                   March 31, 2005    December 31, 2004
   --------------------------------------------------------------------------------------------------------------------
   Number of common shares issued                                                              --             13,063
   Number of common shares subscribed and pending issuance                                  3,862                 --
   --------------------------------------------------------------------------------------------------------------------
   Net increase                                                                             3,862             13,063
   --------------------------------------------------------------------------------------------------------------------

   Gross proceeds from share issuance                                               $          --      $ 248,850,000
   Subscription receivable for common shares                                           71,100,000                 --
   Offering costs                                                                              --           (970,426)
   Equity Placement Costs                                                                      --        (14,068,750)
   APS placement costs                                                                         --         (3,570,000)
   --------------------------------------------------------------------------------------------------------------------
   Net proceeds                                                                     $  71,100,000      $ 230,240,824
   ====================================================================================================================

9. FINANCIAL HIGHLIGHTS

                                                                                         THREE
                                                                                      MONTHS ENDED
                                                                                     MARCH 31, 2005           2004(1)
                                                                                     --------------        -------------
   Net assets applicable to common shareholders, beginning of period                   $ 235,307,573       $          --

   Net common shareholder contributions                                                   71,100,000         230,240,824

   Investment operations:
                        Net investment income (loss)                                       1,165,920          (6,788,961)
                        Net realized and unrealized gain (loss)                             (566,568)         17,537,421
                        Distributions to preferred shareholders from:
                              Net investment income                                         (429,926)                 --
                              Returns of capital                                                  --            (432,049)
                                                                                       -------------       -------------
                        Total distributions to preferred shareholders                       (429,926)           (432,049)

                        Net change in reserve for potential distributions
                           to preferred shareholders                                       1,647,257          (1,749,662)
                                                                                       -------------       -------------
      Net increase in net assets applicable to common shareholders resulting
         from operations                                                                   1,816,683           8,566,749

   Distributions to common shareholders from net investment income                                --          (3,500,000)

                                                                                       -------------       -------------
   Net assets applicable to common shareholders, end of period                         $ 308,224,256       $ 235,307,573
                                                                                       =============       =============

   PER COMMON SHARE:(2)
   Net asset value, beginning of period                                                $   18,013.01       $   17,382.68

   Investment operations:

                        Net investment income (loss)                                           85.87           (1,009.58)
                        Net realized and unrealized gain (loss)                                33.74            2,092.16
                        Distributions to preferred shareholders from:
                              Net investment income                                           (31.56)                 --
                              Returns of capital                                                  --              (50.38)
                                                                                       -------------       -------------
                        Total distributions to preferred shareholders
                                                                                              (31.56)             (50.38)

                        Net change in reserve for potential distributions
                           to preferred shareholders                                          110.35             (133.94)
                                                                                       -------------       -------------
      Total from investment operations
                                                                                              198.40              898.26

   Distributions to common shareholders from net investment income                                --             (267.93)
                                                                                       -------------       -------------
   Net asset value, end of period                                                      $   18,211.41       $   18,013.01
                                                                                       =============       =============

Period return to common shareholders(3),(4)                                                      0.8%                1.9%

------------------------------------------------------------
(1) The Fund commenced operations on July 13, 2004.

(2) Per share changes to net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3) Returns (net of financing costs, fund expenses, management fees, dividends paid to preferred shareholders, and the reserve for potential dividends to preferred shareholders) calculated on a monthly time-linked, dollar-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(4) Not annualized.

                                                   THREE
                                                 MONTHS ENDED
                                                MARCH 31, 2005          2004(1)
                                               ----------------     ---------------
   RATIOS AND SUPPLEMENTAL DATA:
   Ending net assets attributable to common
      shareholders                               $ 308,224,256       $ 235,307,574
   Total expenses/average common equity(2)                 9.5%                8.2%
   Net investment income/average common
      shareholder equity(2)                                1.9%               -4.1%
   Portfolio turnover rate(3)                              9.2%               17.8%
   Weighted average debt outstanding             $  17,944,444       $   7,389,535

   Weighted average number of shares                    13,621               8,737

   Average debt per share                        $    1,317.41       $      845.77

--------------------------------------------------------
(1)   The Fund commenced operations on July 13, 2004.

(2) Annualized. These ratios include interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller base while the Company is ramping up.

(3)   Not annualized.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)
             Portfolio Asset Allocation (% of Cash and Investments)
                                   (Unaudited)
                                 March 31, 2005

Portfolio Holdings by Investment Type

[THE FOLLOWING DATA WAS REPRESENTED IN THE FORM OF A PIE CHART]

Cash and Cash Equivalents          26.9%
Corporate Fixed Income Securities  14.7%
Common Stock                       10.0%
Bank Debt                          48.4%


Portfolio Holdings by Industry

[THE FOLLOWING DATA WAS REPRESENTED IN THE FORM OF A PIE CHART]

Cash and Cash Equivalents                                  26.9%
Machinery (Nonagriculture, Nonconstruction, Nonelectronic) 14.4%
Automobiles                                                 5.1%
Diversified/Conglomerate Manufacturing                     18.6%
Personal Transportation                                    11.7%
Telecommunications                                          6.5%
Leisure, Amusement, Motion Pictures and Entertainment       5.4%
Utilities                                                  11.4%